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EXHIBIT 10.2


                              AMENDMENT AND WAIVER

         This AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of November 16, 2005, is entered into by and between ISLAND PACIFIC, INC., a Delaware corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending and waiving certain terms of (i) the Amended and Restated Secured Convertible Term Note, dated as of July 12, 2004 (as amended, modified and/or supplemented from time to time, the "JULY 2004 TERM NOTE") issued by the Company to Laurus, (ii) the Securities Purchase Agreement, dated as of July 12, 2004 (as amended, modified or supplemented from time to time, the "July 2004 Purchase Agreement") by and between the Company and Laurus, (iii) the Registration Rights Agreement by and between the Company and Laurus dated July 12, 2004 (as amended, modified or supplemented from time to time, the "JULY 2004 REG. RIGHTS AGREEMENT"), (iv) the Secured Convertible Term Note, dated as of June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 TERM NOTE" and together with the July 2004 Term Note, the "TERM NOTES" and each, a "TERM NOTE") issued by the Company to Laurus,
(v) the Securities Purchase Agreement, dated as of June 15, 2005 (as amended, modified or supplemented from time to time, the "JUNE 2005 PURCHASE AGREEMENT" and together with the July 2004 Purchase Agreement, the "PURCHASE AGREEMENTS" and each, a "PURCHASE AGREEMENT") by and between the Company and Laurus and (vi) the Registration Rights Agreement by and between the Company and Laurus dated June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 REG. RIGHTS AGREEMENT" and together with the July 2004 Reg. Rights Agreement, the "REG. RIGHTS AGREEMENTS" and each, a "REG. RIGHTS AGREEMENT"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable Term Note, Purchase Agreement or Reg. Rights Agreement.

         WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Notes, Purchase Agreements and Reg. Rights Agreements as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the July 2004 Term Note) due on the first business day of November 2005, December 2005, January 2006 and February 2006 on such dates (collectively, the "JULY 2004 POSTPONED PRINCIPAL"); PROVIDED THAT, the July 2004 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the July 2004 Term
Note), together with all other amounts due and payable on such date under the July 2004 Purchase Agreement and the Related Agreements referred to in the July 2004 Purchase Agreement.

         2. Laurus and the Company hereby agree that the Company shall not be required to pay the principal portion of any Monthly Amount (as defined in the June 2005 Term Note) due on the first business day of November 2005, December 2005, January 2006 and February 2006 on such dates (collectively, the "JUNE 2005 POSTPONED PRINCIPAL"); PROVIDED THAT, the June 2005 Postponed Principal shall each be paid in full on the Maturity Date (as defined in the June 2005 Term
Note), together with all other amounts due and payable on such date under the June 2005 Purchase Agreement and the Related Agreements referred to in the June 2005 Purchase Agreement.

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         3. The last sentence of Section 10.4 set forth in each Purchase
Agreement is hereby deleted in its entirety and, in each case, the following new sentence is hereby inserted in lieu thereof:

                  "Except upon the occurrence of an Event of Default (as defined in the Note) and the continuance thereof, Purchaser may not assign its rights hereunder to a competitor of the Company."

         4. Section 6.4 of each Purchase Agreement is hereby deleted in its entirety and, in each case, the following new Section 6.4 is hereby inserted in lieu thereof:

                  "6.4 REPORTING REQUIREMENTS. The Company will deliver, or cause to be delivered, to the Purchaser each of the following, which shall be in form and detail acceptable to the Purchaser:

                  6.4.1 As soon as available, and in any event within ninety
         (90) days after the end of each fiscal year of the Company, each of the Company's and each of its Subsidiaries' audited financial statements with a report of independent certified public accountants of recognized standing selected by the Company and reasonably acceptable to the Purchaser (the "ACCOUNTANTS"), which annual financial statements shall be without qualification and shall include each of the Company's and each of its Subsidiaries' balance sheet as at the end of such fiscal year and the related statements of each of the Company's and each of its Subsidiaries' income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) and, if so, stating in reasonable detail the facts with respect thereto;

                  6.4.2 As soon as available and in any event within forty five
         (45) days after the end of each fiscal quarter of the Company, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Company and each of its Subsidiaries as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include all the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer, stating
         (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

                  6.4.3. As soon as available and in any event within twenty
         (20) days after the end of each calendar month, an unaudited/internal statement of income, of each of the Company and its Subsidiaries as at the end of and for such month and for the year to date period then


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

         ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary for the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company's President, Chief Executive Officer or Chief Financial Officer, stating
         (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto; provided, however, if the Company, in its discretion, determines that such information constitutes material non-public information, the Company may condition delivery of such information on Purchaser's execution of a confidentiality agreement and an acknowledgment from Purchaser that Purchaser is prohibited from trading while in possession of such information pursuant to Section 7.2 hereof;

                  6.4.4 Once the Company's revenue recognition investigation is complete and the Company has filed its Form 10-K for the year ended March 31, 2005 and the Forms 10-Q for quarters ended June 30, 2005 and September 30, 2005 (the "Late Reports"), which Late Reports shall be filed by January 23, 2005, and after the filing of the Late Reports,the Company shall timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. Promptly after (i) the filing thereof, copies of the Company's most recent registration statements and annual, quarterly, current or other regular reports which the Company files with the Securities and Exchange Commission (the "SEC"), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders; and

                  6.4.5. The Company shall deliver, or cause the applicable Subsidiary of the Company to deliver, such other information as the Purchaser shall reasonably request, subject to Purchaser executing a non-disclosure agreement and otherwise complying with Regulation FD, under the federal securities laws."

         5. Laurus understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within four (4) business days of the date hereof.

         6. The first sentence of Section 6.2 of the Purchase Agreements shall be amended to state:

                   By February 1, 2006, the Company shall secure the listing of the shares of Common Stock issuable upon conversion of the Note, upon the exercise of the Warrant and upon exercise of the Option on the NASD OTC Bulletin Board (the "Principal Market") upon which shares of Common Stock are listed and shall maintain such listing so long as any other shares of Common Stock shall be so listed.


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

         7. Laurus consents to the Company issuing a Secured Term Note and Option to Midsummer Investments, Ltd. ("Midsummer") on or around the date hereof on terms no more favorable to Midsummer than the terms of the Note and the Option are to Laurus.

         8. Laurus waives any and all rights to an adjustment of the conversion price under the July 2004 Term Note or June 2005 Term Note triggered by the consummation of the transactions contemplated by the Securities Purchase Agreement between the Company and Laurus dated as of the date hereof (the "November 2005 Purchase Agreement") or triggered by the issuance of a Secured Term Note and Option to Midsummer dated as of the date hereof.

         9. Section 4.7 of the Term Notes is deleted in its entirety and replaced as follows:

                  "4.7 STOP TRADE. An SEC stop trade order or Principal Market trading suspension of the common stock of the Borrower shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within ninety (90) days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock)."

         10. The definition of Filing Date in Section 1 of the July 2004 Reg. Rights Agreement is deleted in its entirety and replaced as follows:

          "FILING DATE" means, with respect to (i) the Registration Statement required to be filed hereunder, a date no later than March 15, 2006 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.4 of the Secured Convertible Term Note or Section 4 of the Warrant or otherwise, thirty (30) days after the occurrence of such event or the date of the such adjustment but in no event before March 15, 2006."


         11. The definition of Filing Date in Section 1 of the June 2005 Reg. Rights Agreement is deleted in its entirety and replaced as follows:

          "FILING DATE" means, with respect to (i) the Registration Statement required to be filed hereunder in respect of the shares of Common Stock issuable upon conversion of the Note, March 15, 2006 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to
          Section 3.4 of the Secured Convertible Term Note, Section 4 of the Warrant or Section 4 of the Option or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price but in no event before March 15, 2006.

         12. The definition of Effectiveness Date in Section 1 of the Reg. Rights Agreements is deleted in its entirety and replaced as follows:


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                  "EFFECTIVENESS DATE" means (i) with respect to the initial
         Registration Statement required to be filed hereunder, a date no later than one hundred thirty five (135) days following the Filing Date and
         (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date."

         13. Section 2(b)(iv) of the Reg. Rights Agreements is deleted in its entirety and replaced as follows:

                  "(iv) after the Company's Common Stock is listed on the NASD OTC Bulletin Board as required pursuant to Section 7 below, the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of three (3) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market) . . ."

         14. Section 6(b) of the Reg. Rights Agreements is deleted in its entirety.

         15. A new Section 7 that provides as follows is inserted into the Reg. Rights Agreements:

                  "7. "Quotation on NASD OTC Bulletin Board. As of February 1, 2006, the Common Stock shall be quoted on the NASD OTC Bulletin Board and satisfies all requirements for the continuation of such quotation. From and after February 1, 2006 the Company shall notify the Purchaser within two (2) days if it receives any notice that its Common Stock will no longer be quoted on the NASD OTC Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such quotation."

         16. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

         17. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Term Notes, Purchase Agreements or Reg. Rights Agreements, and all of the other forms, terms and provisions of the Term Notes and the Purchase Agreements remain in full force and effect.

         18. The Company hereby represents and warrants to Laurus that after giving effect to this Amendment and the Amendment and Waiver between the Company and Midsummer dated on or around the date hereof: (i) no Event of Default under Sections 4.2 and 4.9 of the Term Notes exists on the date hereof resulting from
(A) the Company's failure to file a Registration Statement as of the date hereof or have such Registration Statement declared effective as of the date hereof,
(B) the delisting of the Company's Common Stock from AMEX, or (C) the Company's failure, as of the date hereof, to file its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 or its Quarterly Reports on Forms 10-Q for the fiscal quarters ended June 30, 2005 and September 30, 2005; (ii) on the date hereof, all representations, warranties and covenants made by the Company in


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connection with the Term Notes and the Purchase Agreements are true, correct and complete except as qualified or limited in any manner by the information set forth in the disclosure schedule delivered by the Company to Laurus pursuant to
Section 4 of the November 2005 Purchase Agreement or in the SEC Reports; and
(iii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements set forth in the Term Notes, the Purchase Agreements, the Reg. Rights Agreements and Related Agreements (as defined in the respective Purchase Agreements) have been met.

         19. From and after the Amendment Effective Date, all references to the Term Notes, the Purchase Agreements and the Reg. Rights Agreements shall be deemed to be references to the Term Notes, Purchase Agreements and Reg. Rights Agreements as modified hereby.

         20. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, each of the Company and Laurus has caused this
Amendment to be signed in its name effective as of this ____ day of November
2005.


                                           ISLAND PACIFIC, INC.


                                           By: ________________________________
                                           Name:  Barry Schechter
                                           Title:  Chief Executive Officer

                                           LAURUS MASTER FUND, LTD.


                                           By: ________________________________
                                           Name:
                                           Title:


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